UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2019

MOBILESMITH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32634	95-4439334
(Commission File Number)	(IRS Employer Identification No.)

5400 Trinity Rd., Suite 208 Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

855-516-2413
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:  None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 3.02 Unregistered Sales of Equity Securities.

All information set forth in Item 5.02 of this Current Report on Form 8-K is hereby incorporated herein by referenced.

All of the 2019 Stock Options (as defined in Item 5.02 below) were issued in reliance upon the exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) and Rule 506(b) of Regulation D promulgated thereunder and the shares of common stock underlying the 2019 Stock Option will be “restricted securities” as defined by the Securities Act if and when issued unless otherwise registered pursuant to the terms of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2019, the Board of Directors (the "Board") of MobileSmith, Inc. (the "Company") approved the grant of stock options under the Company’s 2016 Equity Compensation Plan (the “2016 Plan”) to purchase up to a total of 5,827,000 shares (the “2019 Stock Options”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) to the Board and employees of the Company as further described below.

All of the 2019 Stock Options granted have a ten-year term and are scheduled to vest on a quarterly basis in twenty equal quarterly installments at the end of each quarter, beginning with the quarter ending June 30, 2019 provided that the individual recipient continues to provide services to the Company as of the vesting date in accordance with the 2016 Plan. The 2019 Stock Options have an exercise price per share equal to $1.60, which was the closing price per share of the Company's Common Stock on May 15, 2019, the grant date.

Certain of the 2019 Stock Options were granted to the members of the Board as set forth below:

Name	Number of Options
Amir Elbaz	350,000
Ray Hemmig	275,000
Robert Smith	275,000
Jerry Lepore	275,000
Ronen Shviki	175,000

Certain of the 2019 Stock Options were granted to the named executive officers of the Company as set forth below:

Name	Number of Options
Randy J. Tomlin, Chief Executive Officer	275,000
Gleb Mikhailov, Chief Financial Officer	500,000

The form of Stock Option Award Agreement for each of the 2019 Stock Options is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Form of Stock Option Award Agreement

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MobileSmith Inc.

Date: May 17, 2019	By:	/s/ Gleb Mikhailov
	Name:	Gleb Mikhailov
	Title:	Chief Financial Officer